EXHIBIT 10.2
                  Form of Sales Agency Agreement



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                   AEROCENTURY FUND IV, INC.
                     A California Corporation


                      SALES AGENCY AGREEMENT

                      ________________, 1997


Crispin Koehler Securities
1440 Chapin Avenue, Suite 310
Burlingame, California 94010

Dear Sirs:
        The undersigned, AeroCentury Fund IV, Inc. ("ACF") hereby confirm their agreement with Crispin Koehler Securities ("you" or the "Sales Agent") as follows:

        1. Introduction. This Agreement sets forth the understandings and agreements among ACF and you, whereby, subject to the terms and conditions herein contained, you will offer to sell, on a best efforts basis, and ACF will sell, up to
$10,000,000 of 10% Secured Promissory Notes, each with a principal amount of $1,000 (the "Note"), as provided in Section
3.1 hereof. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Prospectus (as defined in Section 2.1 (a).

        2.     Representations and Warranties of ACF.

               2.1     ACF represents and warrants to you that:

(a) Registration Statement. ACF has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (File No. 33-_______), including a related prospectus, for the registration of the ACF under the Securities Act of 1933, as amended (the "Securities Act"), and will file such amendments of such registration statement and such amended or supplemented prospectuses as may be required. Such registration statement, as amended, and the prospectus on file with the Commission at the time such registration statement becomes effective (including financial statements and schedules, exhibits and all other documents filed as a part thereof or incorporated therein) are herein referred to, respectively, as the "Registration Statement" and the "Prospectus," except that, if the Registration Statement is amended by post-effective amendment, from and after the date of effectiveness of such post-effective amendment, the term "Registration Statement" shall refer to the Registration Statement as so amended, and if the Prospectus filed on behalf of ACF pursuant to Rule 424 of the Rules and Regulations of the Commission (collectively, the "Regulations") under the Securities Act shall differ from the Prospectus on file at the time the Registration Statement shall become effective, or if the Prospectus is thereafter amended or supplemented pursuant to Rule 424 of the Regulations, the term "Prospectus" shall refer to the Prospectus filed pursuant to Rule 424 of the Regulations from and after the date on which it shall have been so filed or mailed to the Commission for filing.

               (b) Organization: Qualification of ACF. ACF is duly organized and validly existing as a corporation under the laws of the state of California, with full power and authority to acquire, own, lease and manage the assets referred to in the Registration Statement and

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the  Prospectus  as  assets  to be  acquired  by  ACF,  including interests in joint ventures to acquire assets in which ACF is a participant (collectively, the "Assets"), and to conduct the business in which ACF is engaged as described in the Prospectus.

               (c) Validity of Units. The Notes, when issued, sold, delivered and paid for in accordance with the terms and conditions of the Prospectus, will be duly and validly issued, fully paid and free of any liens or encumbrances.

               (d) Compliance with Securities Act. At the time the Registration Statement is declared effective by the Commission (the "Effective Date") and during the period (the "Offering Period") from the Effective Date to the Termination Date (as hereinafter defined), the Registration Statement and the Prospectus and any written materials used in connection with the offering and sale of the Units, which materials will be approved prior to use by an executive officer of ACF and the Sales Agent (collectively, the "Sales Materials"), will contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations, will comply in all material respects with the provisions of the Securities Act and the Regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this Section 2.1 (d) shall not apply to statements in or omissions from the Registration Statement, with information in the Prospectus or the Sales Materials made in reliance upon or in conformity with information furnished to ACF in writing by you expressly for use in the Registration Statement, the Prospectus or the Sales Materials. Every contract or other document, including, without limitation, the Sales Materials, required by the Securities Act or the Regulations to be filed as an exhibit to the Registration Statement has been so filed.

               (e) Litigation. There is not pending or, to ACF's knowledge, threatened or contemplated any action, suit or proceeding before or by any court or any federal, state or local governmental authority or agency to which ACF is or may be a party, or to which any of the Assets or any other property owned by ACF are or may be subject which is not referred to in the Prospectus and which will result in any material adverse change in the business or condition (financial or otherwise), of ACF or will materially and adversely affect any of the Assets or any other property of ACF.

               (f)  Description of ACF. The condition  (financial
or otherwise) of ACF, the business of ACF, and the contracts, options, rights or other commitments, if any, for the lease or purchase of Assets entered into by or on behalf of ACF (collectively, the "Asset Agreements") conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (g) Changes, Etc. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus: (a) there has not been any material adverse change in the condition (financial or otherwise) of ACF, any of the Assets or any other property of ACF or in the earnings, affairs of business of ACF, any of the Assets or any other property of ACF, whether or not arising in the ordinary course of business; (b) there has not been any transaction entered into by ACF, whether or not relating to any of the Assets or any other property of ACF, other than in the ordinary course of business; (c) there has not been any increase in indebtedness or borrowings of ACF or any change in the capital contributions to ACF; and (d) ACF has not issued or sold any limited or general partnership interest or any right or option to acquire any such interest.


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               (h) Receipt of Commissions  and Fees.  Neither ACF
nor any Affiliate of ACF has received or is entitled to receive, directly or indirectly, any compensation or other benefit, including, but not limited to, any commission, finder's fee, acquisition fee, selection fee, nonrecurring management fee or other fee relating to the investments of ACF, except as described in the Prospectus. For the purposes of this Agreement, the term "Affiliate" means, when used with reference to a specified person, (a) any person directly or indirectly controlling, controlled by or under common control with such person, (b) any person owning or controlling 10% or more of the outstanding voting securities of such person, (c), any officer, director or partner of such person, and (d) if any such person is an officer, director or partner, any company for which such person acts in any such capacity.

               (i) Payment of Commissions and Fees. Neither ACF nor any Affiliate of ACF has paid or awarded, nor will ACF, or any Affiliate of ACF pay or award, directly or indirectly, any commission or other compensation to any person engaged to render investment advice to a potential purchaser of Units as an inducement to advise the purchase of Units, except as such commissions or other compensation may be paid or awarded by you in connection with the offer and sale of the Units as described in the Prospectus.

               (j) Government Consents. No authorization, approval or consent of any court or federal, state or local governmental authority or agency is necessary in connection with the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or by the Prospectus or the issuance and sale of the Units, except such as may be required under the Securities Act or the "blue sky" or securities laws of the jurisdictions referred to in Section 4.3 hereof, each of which (i) has been obtained or applied for, or (ii) will be obtained prior to the time when such authorization, approval or consent is required by applicable law or regulations, or (iii) if not obtained, will not result in a material adverse effect on ACF, the Sales Agent or the offer and sale of Notes.

               (k) Title to Aircraft. At such time as ACF acquires ownership of an Asset, to the extent of its interest therein, will be the beneficial owner, of good and marketable title to each of the Assets purportedly owned by it and will have legal and beneficial ownership, respectively, as described in the Prospectus, subject to no mortgage, lien, charge or encumbrance other than (a) the lien of the Noteholders and others as stated in the Prospectus, (b) defects or encumbrances customarily found in the case of assets or like size and character and which do not impair the operation, development, use or sale of the particular Asset by ACF as contemplated by the Prospectus, or (c) leases of the Asset to users. Except as stated in the Prospectus, ACF will possess, when required, all licenses, permits and approvals, consents and orders of all federal, state and local governmental agencies and authorities required for the acquisition, ownership and leasing of the Assets acquired by ACF.

        3.     Sale of Units.

               3.1 Agency. ACF hereby appoints you as its agent to offer for sale, and hereby agrees to sell, up to 10,000 Notes, each with a principal amount of $1,000, and, on the basis of the representations and warranties herein contained (but subject to the terms and conditions herein set forth), you agree to use your best efforts as agent, promptly following receipt of written or telegraphic notice of the Effective Date, to offer for sale for the account of ACF such number of Units as is contemplated by this Agreement at the public offering price of $1,000 per Note upon such terms and in such minimum amounts as are described in the Prospectus. In connection therewith, the Sales Agent shall not offer any unit for sale, or solicit any offers to subscribe for or

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purchase,  any Unit other than in accordance with the Prospectus.
During the Offering Period, neither ACF or any Affiliate thereof will sell or agree to sell Units otherwise than through you, as herein provided. Subject to your commitment to sell the Units on a "best efforts" basis, nothing in this Agreement shall prevent
you  from  entering  into  any  agency  agreement,   underwriting
agreement or other similar agreement governing the offer and sale of securities with any other issuer of securities, and nothing contained herein shall be construed in any way as precluding or restricting your right to sell or offer for sale securities issued by any other person, including securities similar to, or competing with, the Units. To the extent that you have actual knowledge of the matters identified in Section 4.5 hereof, you will give notice thereof to ACF and provide such information or take such other actions as may be reasonably requested by ACF to lift any stop order entered by the Commission referred to in clause (iii) of Section 4.1 hereof.

               3.2 Minimal Funds for Closing. No closing, including the Initial Closing, will occur unless (i) the amount of funds then held in escrow by the Escrow Agent is equal to or greater than $500,000 and (ii) a specific asset has been identified for acquisition and a written contract for such purchase has been entered into by the seller thereof with ACF.

               3.3 Acceptance of Subscriptions. No subscription for Units shall be effective unless accepted by the Company. The Company retains the unconditional right to reject any subscription in whole or in part, in which event the funds delivered by the subscriber thereunder with respect to such subscription shall be returned to such subscriber, with any interest earned thereon, immediately. Subscriptions shall be accepted or rejected by the Company as promptly as practicable after receipt, in no event later than 30 days after receipt.

               3.4 Escrow Account. All funds received from subscribers (the "Escrow Funds") shall be placed in an escrow account (the "Escrow Account") with ____________ (the "Escrow Agent"), in accordance with an Escrow Agreement in a form satisfactory to the parties hereto, and all payments of, from or on account of such funds shall be made pursuant to the Escrow Agreement. Funds will be placed with the Escrow Agent in the form of a check payable to "_______/AeroCentury Fund IV Escrow Account", or by wire transfer of funds from the account of the subscriber into the Escrow Account within the time periods specified below:

                       (a)  Off-Site  Supervisory  Review.  Where
pursuant to your internal supervisory procedures, final internal supervisory review of subscriptions is conducted at a different office from where a check and confirmations are received, such check and confirmation will be transmitted on the day received to your office conducting such final internal supervisory review, which will in turn, by the end of that day, transmit such check and confirmation to the Escrow Agent.

                       (b)  On-Site  Supervisory  Review.  Where,
pursuant to your internal supervisory procedures, final internal supervisory review of subscriptions is conducted at a different office from where a check and confirmation are received, such check and confirmation will be transmitted on the day received to your office conducting such final internal supervisory review, which will in turn, by the end of that day, transmit such check and confirmation to the Escrow Agent.

                       (c)  Wire  Transfer  of  Funds.  Where the
subscriber is to pay for the purchase of funds by wire transfer rather than by check, such wire transfer is to be forwarded in the same manner and within the same time limits as if the subscriber had paid by check, as specified in the preceding two paragraphs.

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                       (d)     Involvement    in     Distribution
Process. Where you intend to transmit from your own funds the purchase price for the Units and to subsequently debit a
customer's   account  in  a  like  amount,  you  will  debit  the
securities account of such customer no later than the next business day following the date that you transmit such purchase price and any subscription documentation to the Escrow Agent.

               3.5 Initial Closing Date. If subscription for Notes have been received and accepted for purchase of an Asset or interest therein on or before the Termination Date, you will cause the Escrow Agent, on such date and at such time and place as determined by you and ACF (which determination shall be subject to the satisfaction on such date of the conditions contained herein) following the deposit of the proceeds from the Offering (such date and time being herein referred to as the "Initial Closing Date"), to deliver to ACF immediately available funds in an amount equal to the amount of funds on deposit in the Escrow Account ("Escrow Funds") on the Initial Closing Date, except for (i) any amount earned on such Escrow Funds which shall be returned to the subscribers, (ii) the 5.0% Sales Commission payable to you calculated in accordance with Section 3.8 with respect to the aggregate principal amount of all Notes purchased and paid for at the Initial Closing Date, including the aggregate amount of reimbursements of Sales Commissions on certain orders which amounts will be delivered to you and promptly reimbursed by you to investors entitled to such reimbursements, (iii) due diligence costs actually incurred by you in an amount not to exceed 1.5% of the purchase price of all Notes purchased and paid for at the Initial Closing Date, and (iv) the nonaccountable organizational and offering expense allowance (the "Allowance") payable to the Management Company in an amount equal to 1.5% the purchase price of all Notes purchased and paid for at the Initial Closing.

               3.6 Additional Closing Dates. If, after the Initial Closing Date and on or before the Termination Date, additional sales of Notes are made on each such date or dates and at each such time and place as determined by ACF (which determination shall be subject to the satisfaction on each such date of the conditions contained herein) (all such dates being referred to herein as the "Additional Closing Dates"; the Additional Closing Dates and the Initial Closing Date are herein referred to collectively as the "Closing Dates"), you will cause the Escrow Agent to deliver to ACF immediately available funds in an amount equal to the Escrow Funds on deposit in the Escrow Account on such Additional Closing Date, except for (i) any amount earned on the Escrow Funds which shall be distributed by the Escrow Agents directly to the subscribers, (ii) the Sales Commission, the Allowance and due diligence costs payable to you calculated in accordance with Section 3.6 hereof with respect to the aggregate principal amount all Notes purchased and paid for on such Additional Closing Date.

               3.7 Selected Dealers. You may, in your sole discretion, engage broker-dealers ("Selected Dealers") for the offer and sale of Notes pursuant to a Selected Dealer Agreement in a form satisfactory to the parties hereto. The Sales Agent may, pursuant to the Selected Dealer agreement, allow such concessions to the Selected Dealer out of its selling commission as it may determine within the limits set forth in the Registration Statement and Prospectus. Any such Selected Dealers shall be members of the National Association of Securities Dealers, Inc. (The "NASD"). Each such Selected Dealer Agreement shall provide that the Selected Dealer must represent and warrant that each Note sold by it will be in compliance with the terms of the Prospectus, including without limitation, any suitability requirement placed upon investors, and in compliance with applicable blue sky laws. Each Selected Dealer Agreement shall contain a provision indemnifying the Company for any losses, claims, damages or other expenses arising out of a Selected Dealer's breach of such representation and warranty.

               3.8 Fees and Reimbursement. In consideration for your execution of this

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agreement and for the performance of your obligations  hereunder,
ACF agrees to cause the Escrow Agent to pay you, as provided in Sections 3.5 and 3.6 hereof, (i) a Sales Commission equal to 5.0% of all Notes sold, and (ii) reimbursement of actual costs incurred in due diligence investigations not to exceed 1.5% of all Notes sold. You may reallow all or a portion of such fees and reimbursement to the Selected Dealers. Notwithstanding anything herein to the contrary, if you, or your or ACF's respective Affiliates or employees purchase any Notes, the Sales Agent, in its discretion, may waive the Sales Commissions with respect to such Notes. In the event that an Asset or interests therein, are not available for purchase and this Agreement is terminated, you shall not receive any Sales Commissions or reimbursement of due diligence costs.

               3.9 Finder's Fees. Except as set forth in the Prospectus, none of you, ACF, directly or indirectly, shall pay or award any finder's fee, commission or other compensation to any person engaged by a potential subscriber for investment advice as an inducement to such advisor to advise the purchase of Notes or for any other purpose.

        4. Covenants. ACF covenants with you and, where applicable, you covenant with them as follows:

               4.1 Notices. ACF immediately will notify you and confirm the notice in writing, (i) when the Registration Statement and any post-effective amendment thereto becomes effective, (ii) when any Prospectus is filed with the Commission or mailed to the Commission for filing pursuant to Rule 424 of the Regulations, (iii) of the issuance by the Commission of any stop order or of the initiation or threatening of any proceeding for that purpose, (iv) of the receipt of comments from the Commission with respect to the Registration Statement or of any request, written or oral, by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, and
(v) of any fact known to it which would make inaccurate any representation or warranty by ACF or of any change in facts on which your obligation to perform under this Agreement is dependent. If the Commission shall enter a stop order at any time, ACF will make every reasonable effort to obtain the lifting of such order at the earliest possible moment.

               4.2 Delivery of Registration Statements, Prospectuses, Etc. ACF will deliver to you, without expense to you, at such locations as you shall request, (i) as soon as practicable, three signed copies of the Registration Statement and all amendments thereto, including exhibits, and (ii) as soon as any Prospectus is filed with the Commission or is mailed to the Commission for filing pursuant to Rule 424 of the Regulations, or any supplement to the Prospectus is available, such number of copies of the Prospectus and supplements and amendments thereto, if any, as you reasonably may request

               4.3 Blue Sky Qualification. ACF has delegated to the Sales Agent the responsibility for the filing of material in connection with the offering of the Notes to qualify the Notes or to establish an exemption from qualification for the Notes prior to the time that the Registration Statement becomes effective or as soon thereafter as possible with the state securities, or "blue sky," administrators or authorities in those jurisdictions in which Notes will be offered and for that number of Notes in each jurisdiction as shall be determined by the Sales Agent, and the Sales Agent agrees to perform such functions as an agent of ACF. In each jurisdiction where such qualification shall be effected, the Sales Agent, in cooperation with ACF will file and make such statements or reports at such time as may be required by the laws of such jurisdiction. ACF will cooperate with the Sales Agent in making filings or obtaining such qualifications, and no filing shall be made without the review and approval of ACF. ACF will furnish to the Sales Agent all information requested by the Sales Agent to comply with the state securities, or "blue sky" laws

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and  regulations  of all such  jurisdictions.  Any  material  so furnished will not contain any misstatement of a material fact or omit to state any material fact necessary to make any statement of fact contained therein not misleading. Neither the Sales Agent nor any Selected Dealer shall make any offers or sales of Notes in any jurisdiction in which the offering of Notes has not been qualified or an exemption from qualification has not been established and shall not make any offers or sales to investors that do not meet the suitability requirements applicable to such investor as set forth in the Prospectus or by virtue of applicable blue sky laws. ACF or the Sales Agent, as the case may be, immediately will notify each other and confirm such advice in writing, (i) of the receipt of comments from the authorities in any jurisdiction or of any request, written or oral, by the authorities in any such jurisdiction for any amendment of the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, and
(ii) of the issuance by the authorities in any jurisdiction of any stop order at any time, ACF and the Sales Agent will make every reasonable effort to obtain the lifting of such order at the earliest possible moment.

               4.4 Amendments to Registration Statement, Etc. ACF will not, before the Registration Statement becomes effective, file any amendment thereto, without including therein such changes or additions as you reasonably shall request after being furnished with a copy thereof. If, during the time when a Prospectus is required to be delivered under the Securities Act, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements in the Prospectus not misleading in the light of circumstances existing at the time it is delivered to a potential subscriber, ACF forthwith will notify you promptly of the occurrence of each such event and prepare and file with the Commission an amendment or amendments of, or a supplement or supplements to, the Registration Statement and the Prospectus which will amend or supplement the Registration Statement and the Prospectus, as necessary, so that, as amended or supplemented, the Registration Statement and the Prospectus will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that ACF will not file any amendment to the Registration Statement or any supplement to the Prospectus without including therein such changes or additions as you reasonably request after being furnished with a copy thereof. ACF will furnish to you such information with respect to themselves as you or your counsel may from time to time reasonably request. During the time when a Prospectus is required to be delivered under the Securities Act, ACF and the Sales Agent shall comply with all requirements imposed upon them by the Securities Act, the Regulations, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), the rules and regulations of the NASD and by the laws of each jurisdiction in which the Notes shall be offered or sold.

               4.5     Financial  and  Other   Information.    So
long as Notes remain outstanding, ACF will notify you of and furnish you, upon request, the following:

                       (a)    At least three  business days prior
to the date on which the same shall be sent to the Noteholders and not later than the date on which the same is filed with the Commission, two copies of each annual and interim financial and other report, application, communication or document furnished to the Noteholders or filed with the Commission, including, without limitation, any accountant's report, together with such accountant's comments and notations with respect thereto, in such detail as ACF customarily may receive from such accountants;

                       (b)  At least  three business  days  prior
to the filing or submission thereof, a copy of any report, application or document which ACF shall file with or submit to any administrative authority under the "blue sky" or securities laws of any state or other jurisdiction.

                       (c)    At least three  business days prior
to the release thereof, unless ACF shall conclude, upon advise of counsel, that compliance with applicable law requires an earlier release and in any event prior to such release, two copies of every press release to be issued and every material new item and article in respect of ACF or its  affairs to be  released by ACF;
and

(d) Promptly, such additional documents and information with respect to ACF and its affairs as you from time to time reasonably request.

               4.6 Sales Material. ACF will deliver to you, in such reasonable quantities as you may request, all supplemental Sales Materials (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered by ACF in connection with the offer of the Notes prior to the use or delivery to third parties of the Sales Materials and will not use or deliver any such material to which you shall object. Prior to the use or delivery to third parties of any Sales Materials, ACF will file the Sales Materials in any jurisdiction in which the Notes have been qualified for offering and sale, in every jurisdiction in which an application for such qualification is pending and with the Commission and the NASD.

               4.7 Application of Net Proceeds. ACF will apply the proceeds of the sale of the Notes substantially as set forth under the caption "Estimated Use of Proceeds" in the Prospectus and will file such reports on Form SR with the Commission with respect to the sale of the Notes and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act and the "blue sky" laws or regulation of any state "blue sky" authority.

               4.8 Approval of Sales Materials. Without your prior approval, neither ACF nor any of its Affiliates will distribute any Sales Materials to any Noteholder, subscriber, potential subscriber or any regulatory authority, including, without limitation, the Commission or any state "blue sky" authority.

               4.9     Sales   Incentives.   No  sales  incentive
bonuses shall be paid directly or indirectly in connection with the offer and sale of the units.

               4.10 Undertakings. ACF will comply with all provisions of any undertaking contained in the Registration Statement and, until the Termination Date, ACF will timely file all documents, and any amendments to previously filed documents, required to be filed by ACF pursuant to Section 13, 14 or 15(d) of the Exchange Act or, subject to Section 4.3 hereof, any state "blue sky" law or regulation. You hereby undertake to comply with all applicable rules and regulations of the NASD including, without limitation, Section 3 and 4 of Appendix F of the NASD's Rules of Fair Practice.

               4.11 Suitability Requirements. The Notes will be sold only to persons who represent and warrant that they or their beneficiaries meet the suitability requirements set forth in the Prospectus either by payment for the Notes or, where required, by execution of the Subscription Agreement in the manner described in the Prospectus.

               4.12 Investment Criteria. ACF will use its best efforts to comply with the investment criteria set forth in the Prospectus.
               4.13 Assets Registration. ACF will file for registration of all aircraft purchased by ACF (as that term is defined in the Registration Statement), whether or not identified in the Prospectus as owned by ACF, with the Federal Aviation Administration (the "FAA") to the extent required by the Federal Aviation Act of 1958 as amended, and all rules and regulations promulgated thereunder.

        5. Payment of Expenses. ACF will pay all costs and expenses incident to the performance of the obligations of ACF under this Agreement, including, without limitation, all costs and expenses incident to (i) the preparation, printing, filing and delivery of the Registration Statement and the Prospectus, including the cost of all copies thereof and any amendment thereof or supplement thereto, including, without limitation, such quantities of each such document as you reasonably may request, (ii) the preparation of this Agreement, the Sales Materials, the Escrow Agreement and all amendments or supplements thereto and related documents and the filing or recording of such certificates or other documents necessary to comply with the laws of the State of California and other jurisdictions in which ACF may own property or conduct business for the continued qualification of a corporation, (iii) the delivery of the units,
(iv) any escrow arrangement in connection with the offer and sale of the Notes, including any compensation with the offer and sale of the Notes, including any compensation and reimbursement to the Escrow Agents, (v) the qualification of the Notes under, and continued compliance with, "blue sky" or securities laws of the jurisdictions designated by you in Accordance with the provisions of Section 4.3 hereof, including filing fees and the fees and disbursements of counsel incurred in connection therewith and the cost of printing of the "blue sky" survey and supplements thereto referred to in Section 4.3 hereof, (vi) the fees and disbursements of legal counsel and independent accountants engaged by ACF and you in connection with the offer and sale of the Notes, (vii) the filing fees payable to the Commission and to the NASD, (viii) the fees of counsel and accountants for ACF in connection with the offer and sale of the Notes, and (ix) seminars and other activities incident to the marketing of the Notes, provided that in the event the Initial Closing Date does not occur, ACF shall have no liability for expenses set forth above.

        6. Conditions of Your Obligations. Your obligations hereunder shall be subject to the continued accuracy throughout the Offering Period of the representations and warranties of ACF, to the performance by ACF of its obligations hereunder and to the following terms and conditions:

               6.1 Effective Registration Statement. The Registration Statement shall have been declared effective and, at any time during the term of this Agreement, no stop order shall have been issued or proceeding therefor initiated or threatened by the Commission or by the authorities in any jurisdiction in which the Notes shall have been qualified for offering and sale in accordance with the provisions of Section 4.3 hereof, unless such order or proceedings have been withdrawn or terminated by the Commission of such authorities.

               6.2 Representations, Warranties and Covenants. At the initial Closing Date and on each Additional Closing Date, the representations and warranties contained in Section 2.1 hereof, continue to be true and correct with the same effect as though expressly made at such date and ACF shall have performed all covenants or conditions on their or its part to be performed or satisfied at or prior to the Effective Date and the Initial Closing Date or the Additional Closing Date, as the case may be.

               6.3 No Stop Order. At the Initial Closing Date and on each Additional Closing Date, you shall receive such evidence as you reasonably shall request to evidence that no order suspending the sale of the Notes in any jurisdiction have been issued and no proceeding for that purpose shall be been instituted or contemplated.

        7.     Indemnification and Contribution.

               7.1 Indemnification by ACF. Subject to the conditions set forth below, ACF agrees to indemnify and hold harmless you and each Selected Dealer, if any, and each person, if any, who controls you or a Selected Dealer within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, reasonable expense incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon
(a) any untrue statement or alleged untrue statement of a material fact contained (i) in any preliminary prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented, (ii) in any application or other document (in this Section 7, collectively called "application") filed in any jurisdiction in order to qualify the Notes under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange, (iii) in any Sales Materials (whether designated for broker-dealer use or otherwise), or (iv) in any additional written or oral information provided to prospective purchasers of Notes by an authorized representative (other than the Sales Agent or a Selected Dealer) of ACF, or (b) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, except (with respect to paragraph (a) and paragraph (b) insofar as such untrue statement or omission was made in reliance upon and in conformity with written information furnished to ACF by you expressly for use in the Registration Statement or the Prospectus or any Sales Materials, application or any other written materials authorized by the Sales Agent.

               7.2 Indemnification by Sales Agent. You agree to indemnify and hold harmless ACF and each person, if any, who controls or manages ACF, including without limitation ACF Management Corp., within the meaning of Section 15 of the Securities Act to the same extent as the foregoing indemnity from ACF to you pursuant to Section 7.1 herein, but only with respect to (a) the statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information separately furnished by you in writing specifically for inclusion in the Registration Statement or the Prospectus, and (b) any loss, liability, claim, damage or expense resulting from (i) your failure to grant appropriate credits or provide appropriate refunds to Noteholders entitled to discounts from Sales Commissions pursuant to Section 3.8, or (ii) any failure by you and your investment executives, or other employees or agents to comply with requirements pertaining to the offer and purchase of Notes (including, without limitation, those requirements set forth in this Agreement, the Selected Dealer Agreement or described in the Prospectus).

               7.3 Notices of Claims: Employment of Counsel. Any party which proposes to assert the right to be indemnified under this Section 7 promptly shall notify in writing each party against which a claim is to be made under this Section 7 of the institution of such action, but the omissions so to notify such indemnifying party of any such action shall not relieve it from any liability it may have to any indemnified party otherwise than under this Section 7. Such indemnifying party or parties shall assume the defense of such action, including the employment of counsel (satisfactory to the indemnified party) and payment of fees and expenses, including attorneys' fees. An indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party or parties in connection with the defense of such action or the indemnifying party or parties shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties reasonably shall have concluded that there may be defenses available to it or them which are different from or additional to those available to such indemnifying party or parties (in which case such indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party or parties. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent.

               7.4 Contribution.  If the indemnification provided
for in Sections 7.1 or 7.2 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then ACF, on the one hand, and you, on the other, shall contribute to such amount paid or payable in such proportion as is appropriate to reflect the relative fault of ACF, on the one hand, and you, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by ACF, on the one hand, or to information with respect to you furnished by you, on the other, in writing specifically for inclusion in the Registration Statement or the Prospectus and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. ACF and you agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation. The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7.4 shall be deemed to include any legal or other expenses reasonably incurred by any such party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) with respect to the transactions giving rise to the right of contribution provided in this Section 7.4 shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               7.5 Common Law. Nothing in this Agreement shall be deemed to abrogate or restrict any rights or remedies to indemnification or contribution to which any party hereto is entitled under common law.

               7.6 Limitation. Notwithstanding the above, ACF should have no obligation to indemnify any person or any person who controls such person within the meaning of Section 15 of the Securities Act for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnity before a court of competent jurisdiction and the court approves indemnification of the litigation costs, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnity and the court approves indemnification of the litigation costs, or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnity and finds that indemnification of the settlement and related costs should be made. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before such court of competent jurisdiction the position of the Commission and any other applicable regulatory authority with respect to the issue of indemnification for securities law violations.

        8.     Representations and Agreements to Survive.  Except
as  the  context   otherwise   requires,   all   representations,
warranties, covenants and agreements contained in this

Agreement shall be deemed to be representations, warranties, covenants and agreements of ACF and you, as the case may be, and shall remain operative and in full force and effect regardless of any investigation made by you, or on your behalf, or by a controlling person, or by or on behalf of ACF and shall survive the Termination Date for a period of two years from the date hereof, provided that any representation, warranty or covenant concerning the truth or completeness of any information contained in the Registration Statement, the Prospectus or the Sales Materials, and any indemnification for the breach thereof, shall survive the Termination Date for the period of any applicable statute of limitations.

        9.     Effective Date and Termination of Agreement.

               9.1  Effective Date.   This Agreement shall become
effective on the Effective Date.

               9.2. Termination of Agreement. You shall have the right to terminate this Agreement at any time prior to the Initial Closing Date or any Additional Closing Date (i) if any representation or warranty hereunder shall be found to have been incorrect or misleading when or made or ACF shall fail, refuse or be unable to perform any of its agreement hereunder or to fulfill any condition of your obligations hereunder, (ii) if there shall have been a material adverse change in the condition (financial or otherwise) of ACF or any of their Affiliates or if ACF or any Asset shall have sustained a material or substantial loss by fire, flood, accident, earthquake, act of terrorism or other calamity or malicious act which, whether or not such loss shall have been insured, will in your opinion make it inadvisable to proceed with the offering and sale of Notes, (iii) if trading on the New York Stock Exchange or the American Stock Exchange shall have been suspended, or minimum or maximum prices for trading generally shall have been fixed or maximum ranges for prices for all securities shall have been required on either such Exchange by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (iv) if the United States shall have become engaged in a war or other major hostilities, (v) if a banking moratorium has been declared by a state or federal authority, (vi) if there shall have been such a change in the condition of securities markets generally as, in your judgment, would make it inadvisable to proceed with the offering and sale of Notes, or (vii) there shall have been a federal legislation, a change in Internal Revenue Service's rulings or a proposed change in Treasury Regulations or relevant court decisions which, in your reasonable judgment, have a material adverse effect on the tax consequences to the Noteholders set forth in the Prospectus.

        9.3 Result in Termination. If for any reason, this Agreement shall not become effective or the offering of the Notes is terminated as a result of Assets or any interest therein not being available for purchase, ACF shall have no liability to you. If this Agreement shall be terminated by you for treason of the failure on the part of ACF to perform any material undertaking or satisfy any condition of this Agreement by it to be performed or satisfied, ACF shall pay you commissions on all Notes sold, to the extent there is a closing with respect to such Notes, as provided in Section 3 hereof, and shall pay expenses as required by SEction 5 hereof, but will have no additional liability to you except for such liabilities, if any, as amy exist or thereafter arise under Section 7 hereof.


        10.    Notices.

               10.1 Method and Location of Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to you, shall be mailed, delivered or telegraphed and confirmed to you at Crispin Koehler Securities, 1440 Chapin

Avenue,  Suite  310,  Burlingame,  California  94010,  Attention:
Richard D. Koehler; if sent to ACF, shall be mailed, delivered or telegraphed and confirmed to it at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010, Attention: Neal D. Crispin.

               10.2 Time of Notices. Notice shall be deemed to be given (i) if by personal delivery, on the date of delivery; (ii) if telegraphed, on the date of transmission, and (iii) if mailed, three days after delivery to the mails, postage prepaid, registered mail, return receipt requested to the addresses provided in Section 10.1 hereof.

11. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon you, ACF and the controlling persons referred to in Section 7.6 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement of any provision herein contained.

12.     Construction.  This  Agreement  shall  be  construed   in
accordance with the laws of the State of California, without giving effect to the principles thereof relating to the conflicts of laws.

3. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

14. Counterparts. This Agreement may be executed in one or more counterparts, and, if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument.

        If the foregoing correctly sets forth the understanding between you and ACF, please so indicate in the space provided for that purpose, whereupon this letter shall constitute a binding agreement between us.

                         Very truly yours

                         AEROCENTURY FUND IV, INC.
                         A California Corporation



                         By:__________________________
                            Neal D. Crispin, President



Confirmed and Accepted as of
the date first above written

CRISPIN KOEHLER SECURITIES
A California Corporation



By:_____________________________
   Richard D. Koehler, President